UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 9, 2008
Date of Report (Date of Earliest Event Reported)

AUTOLIV, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-12933	51-0378542
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

World Trade Center,
Klarabergsviadukten 70, SE-107 24
Stockholm, Sweden
(Address of principal executive offices, including zip code)

+46 8 587 20 600
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On May 6, 2008, the Board of Directors of Autoliv, Inc. (the “Company”) adopted amendments to its Standards of Business Conduct and Ethics (the “Code”) (i) to formalize the procedures for notifying the Company of potential conflicts of interest, (ii) to emphasize the Code’s application against discriminatory practices, and (iii) to update the Code’s application with respect to United States embargoes, sanctions and restrictions. The Code, as amended, is being filed as an exhibit to this Current Report on Form 8-K and has been posted on the Company’s website (www.autoliv.com).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits
14  Autoliv, Inc. Standards of Business Conduct and Ethics.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date May 9, 2008	Autoliv, Inc. (Registrant)

/s/ Lars A. Sjöbring
Lars A. Sjöbring Vice President – Legal Affairs, General Counsel and Secretary